UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

       Date of report (Date of earliest event reported): February 5, 2004

                                  ELINEAR, INC.
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

            DELAWARE                     0-07418                 76-0478045
(STATE OR OTHER JURISDICTION OF.     (COMMISSION FILE          (IRS EMPLOYER
         INCORPORATION)                  NUMBER)             IDENTIFICATION NO.)


          7240 BRITTMOORE, SUITE 118, HOUSTON, TEXAS              77041
          ------------------------------------------            (ZIP CODE)
           (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)


       REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE: (713) 896-0500

Item  7.   FINANCIAL  STATEMENTS  AND  EXHIBITS

(c)  Exhibits

EXHIBIT NUMBER
99.1            Press Release dated February 5, 2004, entitled "eLinear Announces Fiscal 2003 Results and a 76% Increase in Revenue"

Item 12.   REGULATION  FD  DISCLOSURE

     Attached hereto as Exhibit 99.1 is a copy of eLinear's press release dated February 5, 2004, announcing a 76% increase in revenue and statements of operations for the two years ended December 31, 2003 and 2002, and pro forma results of operations for the two years ended December 31, 2003 and 2002.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                               eLinear, Inc.

                                               (Registrant)

                                               By:   /s/ Kevan M. Casey
                                                     ------------------
                                                     (Signature)

                                                     Kevan M. Casey
                                                     Chief Executive Officer

February 11, 2004
-----------------
(Date)